VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA AA
File No. 811-22113, CIK: 0001402306
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA AA, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

Transamerica Series Trust, (CIK: 0000778207);

•	Fidelity Variable Insurance Products Fund (CIK: 0000356494, 0000831016, 0000927384).

•	ProFunds, (CIK: 001039803).

•	Access One Trust, (CIK: 0001301123)

•	Franklin Templeton Variable Insurance Products Trust (CIK: 0000837274).

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000825316).

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President
Western Reserve Life Assurance Co. of Ohio